                      FIRST AMENDMENT TO PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made as of June 3, 2003, by and among Gevity HR, Inc., a Florida corporation (the "Company"), Frontenac VIII Limited Partnership, a Delaware limited partnership ("Frontenac VIII"), Frontenac Masters VIII Limited Partnership, a Delaware limited partnership ("Frontenac Masters VIII"), Suntrust Equity Funding, LLC (d/b/a Suntrust Equity Partners), a Delaware limited liability company ("Suntrust"), BVCF IV, L.P., a Delaware limited partnership ("BVCF," and together with Frontenac VIII, Frontenac Masters VIII and Suntrust, the "Original Purchasers"), and C&B Capital, L.P., a Delaware limited partnership ("C&B").

      The Company and the Original Purchasers are parties to a Preferred Stock Purchase Agreement dated as of April 24, 2003 (the "Original Purchase Agreement"), pursuant to which the Company agreed to sell to the Original Purchasers, and the Original Purchasers agreed to purchase from the Company, in the aggregate 30,000 shares of the Company's Series A Preferred Stock, par value $.01 per share (the "Preferred Stock"), on the terms and subject to the conditions set forth therein. The Company desires to sell to C&B, and C&B desires to purchase from the Company, 750 shares of the Company's Preferred Stock on the terms and subject to the conditions set forth in the Original Purchase Agreement. The Company and the Original Purchasers desire to amend the Original Purchase Agreement to permit such sale and to join C&B as a party to the Original Purchase Agreement and pursuant to Section 8H of the Original Purchase Agreement, the provisions of the Original Purchase Agreement may be amended prior to the Closing with the prior written consent of the Majority Purchasers.

      NOW THEREFORE, the undersigned hereby agree as follows:

      1. Schedule of Purchasers. The Schedule of Purchasers attached to the Original Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule of Purchasers attached hereto as Exhibit A.

      2. Effect on Original Purchase Agreement. Except as it is otherwise expressly amended by this Amendment, the Original Purchase Agreement remains in full force and effect. The Original Purchase Agreement, as amended pursuant to this Amendment, is referred to herein as the "Purchase Agreement."

      3. Purchase Agreement. The Company, the Original Purchasers and C&B hereby agree that C&B shall hereby become a party to the Purchase Agreement and shall hereby be considered a Purchaser for all purposes of the Purchase Agreement. Without limiting the generality of the foregoing, C&B hereby agrees to be bound by the Purchase Agreement, and subject to the terms and conditions of the Purchase Agreement, as a Purchaser, and hereby makes the representations and warranties set forth in Section 8E of the Purchase Agreement as of the date of this Amendment.

      4. Counterpart Signature Page. The Company, the Original Purchasers and C&B hereby acknowledge and agree that C&B's signature hereto shall constitute an executed counterpart signature page to the Purchase Agreement.

      5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

      6. Defined Terms. All capitalized terms not otherwise defined in this Amendment have the meanings set forth in the Original Purchase Agreement.

                                     * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                                    GEVITY HR, INC.

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    FRONTENAC VIII LIMITED PARTNERSHIP

                                    By:  FRONTENAC VIII PARTNERS, L.P.
                                    Its:  General Partner

                                    By:  FRONTENAC COMPANY VIII, L.L.C.
                                    Its:  General Partner

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

                                    By:  FRONTENAC VIII PARTNERS, L.P.
                                    Its:  General Partner

                                    By:  FRONTENAC COMPANY VIII, L.L.C.
                                    Its:  General Partner

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    SUNTRUST EQUITY FUNDING, LLC d/b/a
                                    SUNTRUST EQUITY PARTNERS

                                    By:
                                       -----------------------------------------
                                    Its:  Manager

                                    BVCF IV, L.P.

                                    By:  J.W. PUTH ASSOCIATES, LLC
                                    Its:  General Partner

                                    By:  BRINSON VENTURE MANAGEMENT, LLC
                                    Its:  Attorney-in-fact

                                    By:  ADAMS STREET PARTNERS, LLC
                                    Its:  Administrative Member

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    C&B CAPITAL, L.P.

                                    By:  C&B CAPITAL GP, LLC
                                    Its:  General Partner

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    EXHIBIT A

                         Amended Schedule of Purchasers

                             SCHEDULE OF PURCHASERS
                          (amended as of June 6, 2003)

                                            No. of Shares of  Total Purchase Price
Names and Addresses                         Preferred Stock   for Preferred Stock
------------------------------------------  ----------------  --------------------
Frontenac VIII Limited Partnership               19,385          $   19,385,000
135 S. LaSalle Street, Suite 3800
Chicago, IL 60603
Attention: David Katz
Telephone:  (312) 368-0044
Telecopy:   (312) 759-0864

Frontenac Masters VIII Limited Partnership          865          $      865,000
135 S. LaSalle Street, Suite 3800
Chicago, IL 60603
Attention: David Katz
Telephone:  (312) 368-0044
Telecopy:   (312) 759-0864

SunTrust Equity Funding, LLC                      5,000          $    5,000,000
SunTrust Equity Partners
303 Peachtree Street, 25th Floor
Atlanta, GA 30308
Attention: Kenneth T. Millar
Telephone:  (404) 827-6361
Telecopy:   (404) 588-7501

BVCF IV, L.P.                                     4,000          $    4,000,000
c/o Adams Street Partners
One North Wacker Suite 200
Chicago, IL 60606
Attention:  Jeffrey T. Diehl
Telephone:  (312) 553-7869
Telecopy:   (312) 553-7870

C&B Capital, L.P.                                   750          $      750,000
4200 Northside Parkway, N.W.
Building One, Suite 100
Atlanta, GA 30327
Attention:  Edward S. Croft, III
Telephone:  (404) 841-3131
Telecopy:   (404) 841-3135

TOTAL                                            30,000          $30,000,000.00